Exhibit 10.2

IN THE CIRCUIT COURT OF THE SEVENTEENTH JUDICIAL CIRCUIT
IN AND FOR BROWARD COUNTY, FLORIDA
CIVIL DIVISION

WEBFUNDER LLC,

Plaintiff,

v.

VISIONTECH GROUP INC. D/B/A EFINITY, THE FASHION FANTASIA COMPANY, NATURE’S MIRACLE (CALIFORNIA), INC., HYDROMAN, INC., HYDROMAN ELECTRIC CORPORATION

and TIE LI,

Defendants.

CASE NO.: CACE-25-010596

SETTLEMENT AGREEMENT FOR STAY OF PROSECUTION

THIS STIPULATION OF SETTLEMENT (the “Settlement Stipulation”) is entered into as of July 31, 2025 (the “Execution Date”), by and between WEBFUNDER LLC (the “Plaintiff”) and TIE LI (the “Guarantor”) for the benefit of VISIONTECH GROUP INC. D/B/A EFINITY, THE FASHION FANTASIA COMPANY, NATURE’S MIRACLE (CALIFORNIA), INC., HYDROMAN, INC., and HYDROMAN ELECTRIC CORPORATION (the “Company Defendants” collectively “Defendants” and together with the Plaintiff, the “Parties”).

WHEREAS, the employment of counsel on behalf of the Company Defendants is at the Guarantor’s discretion.

WHEREAS, Plaintiff and Guarantor intend to resolve the underlying dispute between the Parties by the terms of this settlement Agreement (the “Settlement Agreement”).

WHEREAS, Plaintiff and Guarantor Agree to the entry of an Order by the Court enforcing the terms of this Settlement Agreement, the proposed form of which is attached hereto as Exhibit 1.

WHEREAS, Plaintiff and Guarantor agree that in the event of Guarantor’s default on the Settlement Agreement Plaintiff may submit the joint stipulation, the proposed form of which is attached hereto as Exhibit 2, for entry of default and to move the court for final judgment as to all Defendants.

NOW, THEREFORE, Plaintiff and Guarantor, by the signatures below, stipulate that:

1. Timely Payment is of the Essence to this Agreement – Guarantor agrees to pay $186,572.41 (the “Settlement Payment”) or to cause Settlement Payment to be paid by Company Defendants to Plaintiff, and Plaintiff agrees to accept the Settlement Payment, as settlement in full of Plaintiff’s claims against the Defendants. The Settlement Payment shall be split into nineteen (19) weekly installments. Weekly installments of $10,000.00 shall commence on August 5, 2025, to December 2, 2025, followed by a final installment of $6,572.41 on December 9, 2025, with each payment due on Tuesday of each week (the “Scheduled Payments”), as follows:

Date of Payment	Method of Payment	Payment Amount
On or before Tuesday, August 5, 2025, to December 2, 2025 (18 Weekly Payments)	Wire Transfer	$10,000.00
On or before Tuesday, December 9, 2025 (Final Payment)	Wire Transfer	$6,572.41

which shall be wired to:

Bank Name: JP Morgan Chase

Account Name: Lieberman and Klestzick, LLP, IOLTA Account

Address: 381 Sunrise Highway, Suite 302, Lynbrook, NY 11563

Account Number: 598607205

Routing Number: 021000021

2. Forbearance of Plaintiff’s Remedies & Stay of Litigation – Upon receipt and settlement of the first payment and so long as Guarantor is not in default of this Agreement, Plaintiff agrees to (a) stay any further legal action in this case, and (b) forebear from taking any actions on Defendants’ accounts it may otherwise be entitled to.

3. Default of Settlement and No Right to Cure – If Defendants fail to timely make any payment, or portion thereof, of the Settlement Payment in accordance with Section 1 above of this Settlement Agreement, then Defendants shall be deemed to have defaulted under the terms of this Settlement Agreement. Defendants expressly agree that they will have no right to cure any missed payments and Plaintiff, without providing notice to the Defendants, may choose to enforce all rights afforded to it under this Settlement Agreement, including, but not limited to, the rights delineated in Section 4, 5, and 6 below.

4. Remedies for Defendants’ Breach – In the event of Defendants’ failure to make a timely payment under this Settlement Agreement, such late payment shall be a default. Under this Settlement Agreement, any default on Defendants’ behalf shall be deemed a material breach of this Settlement Agreement. Additionally, in the event of Defendants’ default hereunder, Plaintiff may nevertheless elect to accept any late payment without giving up any future rights to initiate litigation for breach of the Settlement Agreement. For the avoidance of doubt, failure or delay of the Plaintiff in exercising any right or remedy under this Settlement Agreement will not operate as a waiver thereof. The express waiver by Plaintiff of a breach of any provision of this Settlement Agreement by Defendants shall not operate or be construed as a waiver of any subsequent breach by Defendants. No waiver will be effective unless and until it is in written form and signed by an authorized representative of Plaintiff.

5. Liquidated Damages – In the event of a material breach of this Settlement Agreement by Defendant(s), the Parties agree that liquidated damages shall be adequate to make Plaintiff whole. The Parties acknowledge liquidated damages consisting of the Settlement Payment balance; plus an industry standard 25% contingency fee for legal collections. This calculation is reflective of the intent of the original transaction and adequately compensates Plaintiff for the additional harm caused by Plaintiff detrimentally relying on Defendants’ performance under the Settlement Agreement.

6. Default and Judgment – In the event of Guarantor’s default under this stipulated Agreement, Plaintiff shall have the immediate right to proceed to submit the joint stipulation for default and final judgment attached as an Exhibit to this Agreement against the Guarantor for the balance owed, and as to the Company Defendants to apply for entry of a default and to move for final judgment pursuant to Fla. R. Civ. P. 1.500. Such application for entry of a final judgment against the Guarantor will include an affidavit or affirmation specifying the default and the amount of the unpaid balance of the Settlement Payment, as stated in the recitals to this Agreement. Additionally, in the event of a default hereunder, Plaintiff may nevertheless elect to accept any late payment without giving up any future rights to initiate litigation for breach of the Settlement Agreement. For the avoidance of doubt, failure or delay of the Plaintiff in exercising any right or remedy under this Settlement Agreement will not operate as a waiver thereof. The express waiver by Plaintiff of a breach of any provision of this Settlement Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver will be effective unless and until it is in written form and signed by an authorized representative of Plaintiff.

7. Attorneys’ Fees – In any litigation or dispute arising from this Settlement Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees from the non-prevailing party, in addition to the rights of Plaintiff delineated in Section 5 above.

8. UCC Release – Upon Creditor’s receipt of the entire Settlement Payment, Creditor shall, within ten (10) business days: file a UCC-3 Termination with the Secretary of State in Merchant’s state of organization and/or Principal’s domicile terminating any and all UCC-1 Financing Statements in favor of Creditor.

9. Additional Financing – During the term of this Settlement Agreement, Defendants shall not enter into with any other party any arrangement, agreement, or commitment that relates to or involves any financing of the business that involves the granting of any collateral of the Company Defendants without the prior written consent of Plaintiff.

10. Incorporation by Reference - The Choice of Law, Forum Selection, Arbitration, Process Service, and Jury Trial Waiver provisions contained in the underlying Agreement/Contract are incorporated by reference into this Settlement Agreement as if fully set forth herein. This Settlement Agreement fully and finally settles any claims against the Guarantor arising from the breach of the underlying guaranty; provided, however, that upon any breach of this Settlement Agreement, the Guarantor’s liability under the original guaranty shall be automatically reinstated and enforceable.

11. Non-Circumvention – As additional consideration of the Settlement Payment, it is further acknowledged and agreed that the Defendants are hereby agreeing to take no action to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Settlement Agreement and Defendants’ obligations hereunder through any transaction, transfer, pledge, agreement, recapitalization, loan, lease, assignment, or otherwise.

12. Mutual Releases – Upon execution of this Settlement Agreement, Defendants for themselves and on behalf of all parents, divisions, subsidiaries, affiliates, related entities, representatives, successors, directors, officers, owners, agents, employees, insurance carriers, attorneys and assigns (together, the “Defendant Group”), shall release and forever discharge Plaintiff and each of its past and present parents, divisions, subsidiaries, affiliates, related entities, representatives, successors, directors, officers, owners, agents, employees, insurance carriers, attorneys and assigns (together, the “Plaintiff Group”) from any and all claims, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, whether in law or equity, whether known or unknown, whether disclosed or undisclosed, whether anticipated or unanticipated, whether asserted or unasserted, whether direct or indirect, whether contingent or liquidated, that Defendants or the Defendant Group ever had or now has, or may claim to have against the Plaintiff Group. Upon Plaintiff’s receipt of the full Settlement Payment (unless Defendants default under the Settlement Agreement and Plaintiff pursues its rights as set forth in Section 4 and 5 above), Plaintiff and Plaintiff Group shall release and forever discharge Defendants and the Defendant Group from any and all claims, defenses, demands, causes of action, obligations, damages and liabilities of any nature whatsoever, whether in law or equity, whether known or unknown, whether disclosed or undisclosed, whether anticipated or unanticipated, whether asserted or unasserted, whether direct or indirect, whether contingent or liquidated, that Plaintiff or of its successors or assigns ever had or now has, or may claim to have against Defendant or the Defendant Group.

13. Jurisdiction – Guarantor consents to the retention of case jurisdiction of the Circuit Court of the Seventeenth Judicial Circuit, in and for Broward County, Florida over any litigation arising from or connected with this Settlement Agreement.

14. Dismissal of the Pending Litigation – Upon Plaintiff’s receipt of Final Payment in accordance with Section 1 above of this Settlement Agreement, Plaintiff shall voluntary dismiss with prejudice the action before the Circuit Court of the Seventeenth Judicial Circuit, in and for Broward County, Florida; CASE NO.: CACE-25-010596, expressly reserving jurisdiction for the Court to enforce the terms of this Settlement Agreement pursuant to paragraph 13.

15. Severability – The provisions of this Settlement Agreement are severable and the invalidity or unenforceability of any provision of this Settlement Agreement shall not affect the validity or enforceability of any other provision. In the event that any provision of this Settlement Agreement (or portion thereof) is determined by a court of competent jurisdiction to be unenforceable, void, voidable or unenforceable, as drafted by virtue of the scope, duration, extent, or character of any obligation contained therein, the Parties acknowledge that such provisions (or portion thereof) shall not affect any other term or provision of this Settlement Agreement.

16. Amendments – This Settlement Agreement represents the full, complete and entire agreement between the Parties and may not be modified, supplemented, or amended except by written Amendment to this stipulated Settlement Agreement executed by all of the Parties hereto.

17. Execution – This Settlement Agreement may be executed in multiple counterparts, and each of such counterparts so executed shall be deemed an original. All such counterparts together shall be deemed to constitute one (1) final Settlement Agreement as if signed by all Parties hereto. A telecopy or facsimile transmission of a signed counterpart of this Settlement Agreement shall be sufficient to bind the Parties whose signatures appear thereon.

18. Joint and Several Liability - The obligations of all Defendants hereunder shall be joint and several, such that each Defendant, whether corporate or individual, is fully liable for the total outstanding balance of the Settlement Payment in the event of any default. In the event of a default under this Settlement Agreement, the full remaining balance, including any accrued interest, attorneys’ fees, and costs, shall immediately become due and payable by all Defendants, jointly and severally, without the need for any further notice, demand, or condition. Each individual Defendant expressly waives any requirement that the Plaintiff first seek payment from the Company Defendants or any other party before enforcing liability against such individual Defendant. The liability of each individual Defendant is co-extensive with that of the Company Defendant, meaning that each such person is liable to the same extent for any breach, and this personal obligation shall not be affected by the discharge, modification, or settlement of the company’s liability, including in bankruptcy, restructuring, or any other agreement. No compromise, extension, or waiver of any obligation of a Company Defendant shall release or diminish the obligations of the individual Defendants under this Settlement Agreement. This obligation is absolute, continuing, and unconditional until the Settlement Payment is paid in full.

19. Authority – The persons acting on behalf of the corporate entity hereto represent and warrant that said person has the complete and full authority/authorization to execute this Settlement Agreement on behalf of the respective entity.

20. Attorney Review – The Parties acknowledge they had ample time to consult with an attorney of their choosing with respect to the terms of this Settlement Agreement and that no provision thereof shall be interpreted for or against another Party because that party’s attorney drafted such provision.

21. Facsimile Acceptance – Facsimile signatures and/or via Portable Digital Format (PDF) shall be deemed acceptable for all purposes.

IN WITNESS WHEREOF the Parties have executed this Settlement Agreement as of the date set forth above.

AGREED AND ACCEPTED:

WEBFUNDER LLC,

By:
Name:
Title:

STATE OF
COUNTY OF

Sworn to or affirmed and signed before me on _________________by _________________.

NOTARY PUBLIC OR DEPUTY CLERK

[Print, type, or stamp commissioned name of notary or deputy clerk.]

_______	Personally known
_______	Produced identification
Type of identification produced_________________________

TIE LI, individually

By:	/s/ Tie Li
STATE OF Texas
COUNTY OF Parker

Sworn to or affirmed and signed before me on       08/01/2025          by        /s/ Tie Li                                   .

/S/ Pelard Faustin
NOTARY PUBLIC OR DEPUTY CLERK

Pelard Faustin
[Print, type, or stamp commissioned name of notary or deputy clerk.]

         Personally known

    ☒ Produced identification

 Type of identification produced                 DRIVER LICENSE

Electronically signed and notarized online using the Proof platform.

EXHIBIT 1

IN THE CIRCUIT COURT OF THE SEVENTEENTH JUDICIAL CIRCUIT
IN AND FOR BROWARD COUNTY, FLORIDA

CIVIL DIVISION

WEBFUNDER LLC,

Plaintiff,

v.

VISIONTECH GROUP INC. D/B/A EFINITY, THE FASHION FANTASIA COMPANY, NATURE’S MIRACLE (CALIFORNIA), INC., HYDROMAN, INC., HYDROMAN ELECTRIC CORPORATION

and TIE LI,

Defendants.

CASE NO.: CACE-25-010596

ORDER APPROVING SETTLEMENT

Before the Court is a settlement agreement filed with the Clerk on                  , 2025, entered between Plaintiff and Defendant, TIE LI. In lieu of appearing on his own behalf or hiring an attorney to appear for the Company Defendants, the Parties have agreed Plaintiff shall stay its prosecution of the case pursuant to the terms of the settlement. Plaintiff may move the Court for default judgment upon its breach. This case is hereby DISMISSED with the Court retaining jurisdiction to enforce the terms of settlement, including any issue of attorney fees and costs.

DONE AND ORDERED in Chambers at Broward County, Florida on .

COUNTY COURT JUDGE

EXHIBIT 2

IN THE CIRCUIT COURT OF THE SEVENTEENTH JUDICIAL CIRCUIT
IN AND FOR BROWARD COUNTY, FLORIDA

CIVIL DIVISION

WEBFUNDER LLC,

Plaintiff,

v.

VISIONTECH GROUP INC. D/B/A EFINITY, THE FASHION FANTASIA COMPANY, NATURE’S MIRACLE (CALIFORNIA), INC., HYDROMAN, INC., HYDROMAN ELECTRIC CORPORATION

and TIE LI,

Defendants.

CASE NO.: CACE-25-010596

STIPULATION FOR D E F A U L T A N D F I N A L JUDGMENT

Pursuant to the Settlement Agreement for Stay of Prosecution dated                   , 2025, WEBFUNDER LLC and TIE LI hereto file this Joint Stipulation and agree as follows. If Defendant, TIE LI, shall default in payment hereunder, Plaintiff shall be entitled to e n t r y o f d e f a u l t a n d t o m o v e f o r judgment, execution, costs, and interest in accordance with Section 55.03, Florida Statutes after submission of written application and affidavit of non-payment to the court, without notice:

1.	That Defendant, TIE LI, acknowledges his/her indebtedness to the Plaintiff on the Future Receivables Sale and Purchase Agreement dated December 12, 2024, in the sum of $186,572.41 and breached June 22, 2025.

2.	That Defendant, TIE LI, consents to the entry of a Final Judgment against him/her for the balance remaining on the Stipulated Settlement Agreement for the Stay of Prosecution of the aforementioned debt including interest, fees, and costs thereon.

Dated this  1st               day of      August          , 2025.

/s/ TIE LI
Attorney for Plaintiff	TIE LI
Abraham Jacob Jeger

/s/ TIE LI
Plaintiff Signature	Defendant Signature

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